UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
January 27, 2006 (January 23, 2006)

NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number

Three Commercial Place
Norfolk, Virginia  23510-9241
(Address of principal executive offices)

(757) 629-2680
(Registrant's telephone number, including area code)

No Change
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR   230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

Retirement Agreement

On January 24, 2006, the Norfolk Southern Corporation Board of Directors approved a Retirement Agreement between Norfolk Southern Corporation and David R. Goode.  The Retirement Agreement calls for Mr. Goode to provide consulting services to Norfolk Southern for a five-year period beginning on March 1, 2006 relating to (1) transition of Mr. Goode's duties and responsibilities to his successor; (2) strategic acquisitions, dispositions, capital raising activities and major financings; (3) compensation matters; (4) business strategy planning; and (5) public speaking engagements and other public appearances on behalf of Norfolk Southern.  In the Retirement Agreement, Mr. Goode also agreed not to compete with Norfolk Southern or solicit employees or customers away from the company for five years and agreed to waive his rights under his change-in-control agreement.  In return, the Retirement Agreement provides that Mr. Goode's pension benefit under Norfolk Southern's Retirement Plan and its Supplemental Benefit Plan will be based on his average annual compensation for the three most highly compensated years, instead of the five most highly compensated years, out of the last ten years of creditable service under the plans.  The Retirement Agreement is attached hereto as Exhibit 10.1.

Waiver Agreement

On January 24, 2006, the Compensation Committee of Norfolk Southern's Board of Directors approved a Waiver Agreement between Norfolk Southern Corporation and Mr. Goode.  The Waiver Agreement provides for the modification of the terms of 81,036 Restricted Shares granted to Mr. Goode in 2004 and 2005 under the Long-Term Incentive Plan, and 54,023.6 Restricted Stock Units granted to Mr. Goode in 2004 and 2005 under the Restricted Stock Unit Plan, which Mr. Goode otherwise would have forfeited upon retirement.  Under the Waiver Agreement, these Restricted Shares and Restricted Stock Units remain subject to their applicable restriction period, except in the event of death, and a non-compete provision until January 29, 2007, with respect to the Restricted Shares and Restricted Stock Units granted in 2004, and January 27, 2010, with respect to the Restricted Shares and Restricted Stock Units granted in 2005.  The Waiver Agreement is attached hereto as Exhibit 10.2.

Director Compensation

On January 24, 2006, the Board of Directors approved increased compensation for the outside members of the Board of Directors.  The quarterly retainer paid to each member of the Board of Directors, other than Mr. Goode and Mr. Moorman, for service on the Board was increased from $8,000 to $12,500.  The quarterly fee paid to each member of the Board of Directors, other than Mr. Goode and Mr. Moorman, for serving on at least two committees was increased from $9,000 to $10,000, in each case plus expenses in connection with attending the committee meetings.  Mr. Goode and Mr. Moorman receive no compensation for Board service.

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

 Appointment of New Chairman

             Mr. Goode will retire from his position as Chairman of the Board of Directors of Norfolk Southern effective February 1, 2006, and he will serve as special advisor to the Chief Executive Officer until his retirement effective March 1, 2006.  Charles W. Moorman will succeed Mr. Goode as Chairman of the Board effective February 1, 2006.  Norfolk Southern issued a Press Release announcing this action on January 24, 2006, attached hereto as Exhibit 99.1.

             Mr. Moorman, 54, Virginia Beach, Va., has been a director of Norfolk Southern since January 25, 2005.  He has served as Chief Executive Officer since November 1, 2005 and President since October 2004.  Prior thereto he served as Senior Vice President Corporate Planning and Services from December 2003 to October 2004, Senior Vice President Corporate Services from February 2003 to December 2003 and President Thoroughbred Technology and Telecommunications, Inc. from 1999 to November 2004.

             Norfolk Southern confirms, as required by regulations under the Securities Exchange Act of 1934, that (1) there is no family relationship between Mr. Moorman and any director or executive officer of Norfolk Southern, (2) there was no arrangement or understanding between Mr. Moorman and any other person pursuant to which he was elected to his position with Norfolk Southern, and (3) there is no transaction between Mr. Moorman and Norfolk Southern that would require disclosure under Item 404(a) of Regulation S-K.  There is no employment agreement between Mr. Moorman and Norfolk Southern.

 Election of New Director

            On January 24, 2006, Norfolk Southern issued a Press Release, attached hereto as Exhibit 99.2, announcing that the Board of Directors at its meeting on January 23, 2006, elected Daniel A. Carp to be a director, effective immediately.  The Board of Directors also appointed Mr. Carp to the Audit Committee and the Compensation Committee, effective January 23, 2006.

Mr. Carp, 58, Naples, Florida, formerly served as Chairman of the Board and Chief Executive Officer of Eastman Kodak Company from 2000 to 2005, having first been appointed as a director of Eastman Kodak in 1997.  He served as president of Eastman Kodak from 1997 to 2001 and from 2002 to 2003, as Chief Operating Officer from 2002 to 2003 and as Executive Vice President and Assistant Chief Operating Officer from 1995 to 1997.  He is also a director of Texas Instruments Incorporated.

Norfolk Southern confirms, as required by regulations under the Securities Exchange Act of 1934, that (1) there was no arrangement or understanding between Mr. Carp and any other person pursuant to which he was elected as a director of Norfolk Southern, and (2) there is no transaction between Mr. Carp and Norfolk Southern that would require disclosure under Item 404(a) of Regulation S-K.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

 Bylaw Amendments

             On January 23, 2006, the Board of Directors amended the Bylaws of Norfolk Southern Corporation, effective immediately, to increase the number of directors from 11 to 12 and elected Daniel A. Carp to fill the resulting vacancy.  The amended Bylaws are attached hereto as Exhibit 3(ii).

Item 9.01.  Financial Statements and Exhibits

Exhibit Number	Description
3(ii)	The Bylaws of Norfolk Southern Corporation, as amended January 23, 2006
10.1	Retirement Agreement by and between Norfolk Southern Corporation and David R. Goode dated as of January 27, 2006
10.2	Waiver Agreement by and between Norfolk Southern Corporation and David R. Goode dated as of January 27, 2006
99.1	Press Release, dated January 24, 2006
99.2	Press Release, dated January 24, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                        NORFOLK SOUTHERN CORPORATION

                                                                        (Registrant)

                                                                        /s/ Dezora M. Martin

                                                                        _________________________________

                                                                        Name:  Dezora M. Martin
                                                                        Title:    Corporate Secretary

Date:  January 27, 2006

EXHIBIT INDEX

Exhibit Number	Description
3(ii)	The Bylaws of Norfolk Southern Corporation, as amended January 23, 2006
10.1	Retirement Agreement by and between Norfolk Southern Corporation and David R. Goode dated as of January 27, 2006
10.2	Waiver Agreement by and between Norfolk Southern Corporation and David R. Goode dated as of January 27, 2006
99.1	Press Release, dated January 24, 2006
99.2	Press Release, dated January 24, 2006